Exhibit 99.2

News Release

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-626-5652

Email: mb8191@att.com

For holders of Notes, contact:

Global Bondholder Services Corporation

Phone: (855) 654-2014 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES EXPIRATION AND UPSIZING OF ITS TENDER OFFERS FOR 63 SERIES OF NOTES

DALLAS, May 23, 2022 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the expiration of its offers to purchase for cash (i) 54 series of outstanding Notes listed in the table below under “Higher Coupon Offers” and (ii) 9 series of outstanding Notes listed in the table below under “Discount Offers” (collectively, the “Notes”) and that it has amended the Offers to Purchase (as defined below) by increasing the Maximum Purchase Consideration for the Higher Coupon Offers from $5.0 billion to $5.5 billion and for the Discount Offers from $3.0 billion to $3.2 billion. The Offers described herein were made on the terms and conditions set forth in the Offers to Purchase, dated May 16, 2022 (the “Offers to Purchase”), the Letter of Transmittal and the related Notices of Guaranteed Delivery (together with the Offers to Purchase and the Letter of Transmittal, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offers to Purchase.

The Offers to Purchase expired at 5:00 p.m., New York City time, on May 20, 2022 (the “Expiration Date”). The settlement date for the Offers will be May 26, 2022 (the “Settlement Date”).

HIGHER COUPON OFFERS

According to information provided by Global Bondholder Services Corporation, $14,723,973,000 combined aggregate principal amount of the applicable Notes were validly tendered in connection with the Higher Coupon Offers prior to or at the Expiration Date and not validly withdrawn. In addition, $95,472,000 combined aggregate principal amount of the applicable Notes were tendered pursuant to the Guaranteed Delivery Procedures (as defined in the Higher Coupon Offer to Purchase) and remain subject to the Holders’

performance of the delivery requirements under such procedures. The table below provides certain information about the Higher Coupon Offers, including the aggregate principal amount of each series of Notes validly tendered and not validly withdrawn prior to the Expiration Date and the aggregate principal amount of Notes reflected in Notices of Guaranteed Delivery delivered at or prior to the Expiration Date.

Overall, AT&T plans to accept for purchase $4,788,384,000 combined aggregate principal amount of Notes under the Higher Coupon Offers (excluding Notes delivered pursuant to the Guaranteed Delivery Procedures). The Maximum Purchase Condition (after giving effect to the increase described above) has been satisfied with respect to the Higher Coupon Offers in respect of the series of Notes with Acceptance Priority Levels of 1-40. Accordingly, AT&T plans to accept for purchase all Notes of those series that have been validly tendered and not validly withdrawn at or prior to the Expiration Date. AT&T will not accept any Notes with Acceptance Priority Levels 41-54 (as indicated in the table below) and will promptly return all validly tendered Notes of such series to the respective tendering Holders.

Acceptance Priority Level	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Principal Amount Tendered(1)	Aggregate Principal Amount Validly Tendered as of the Expiration Date that AT&T Plans to Accept(1)	Principal Amount Reflected in Notices of Guaranteed Delivery
1	8.750% Senior Notes due 2031*	New Cingular Wireless Services, Inc.(2)	$258	00209AAF3 / U0027MAC1	$29,513,000	$29,513,000	—
2	8.750% Global Notes due 2031	AT&T Inc.	$216	00206RGV8	$42,752,000	$42,752,000	$10,000
3	8.750% Global Notes due 2031	AT&T Inc.(3)	$218	00206RGU0	$158,353,000	$158,353,000	—
4	7.875% Global Notes due 2030	AT&T Inc.	$202	00206RGR7	$32,541,000	$32,541,000	$250,000
5	7 1/8% Debentures due 2026*+	Pacific Bell Telephone Company(4)(5)	$219	694032AT0	$15,678,000	$15,678,000	—
6	7.125% Global Notes due 2026	AT&T Inc.	$257	00206RGH9	$21,080,000	$21,080,000	—
7	7.625% Global Notes due 2031*	AT&T Inc.	$188	00206RHZ8	$64,730,000	$64,730,000	—
8	7.700% Global Notes due 2032*	AT&T Inc.	$157	00206RJA1	$10,000	$10,000	—

9	7.125% Senior Notes due 2031*	AT&T Mobility LLC(6)	$151	17248RAJ5	$59,624,000	$59,624,000	—
10	6.875% Global Notes due 2031	AT&T Inc.	$169	00206RGS5	$61,242,000	$61,242,000	—
11	6.625% Global Notes due 2029*	AT&T Inc.	$190	00206RHY1	$9,166,000	$9,166,000	—
12	Thirty Year 6 3/8% Debentures due 2028*	BellSouth Telecommunications, LLC(7)	$177	079867AW7	$10,372,000	$10,372,000	$10,000
13	6.500% Global Notes due 2036*	AT&T Inc.	$156	00206RJC7	$31,318,000	$31,318,000	—
14	6.450% Global Notes due 2034	AT&T Inc.(8)	$253	78387GAM5	$86,572,000	$86,572,000	—
15	6.550% Global Notes due 2039	AT&T Inc.	$443	00206RAS1	$76,778,000	$76,778,000	$201,000
16	6.500% Global Notes due 2037	AT&T Inc.	$239	00206RAD4	$130,862,000	$130,862,000	$54,000
17	6.400% Global Notes due 2038	AT&T Inc.	$165	00206RAN2	$24,887,000	$24,887,000	$2,441,000
18	6.350% Global Notes due 2040	AT&T Inc.	$158	00206RDE9	$79,786,000	$79,786,000	—
19	6.200% Global Notes due 2040*	AT&T Inc.	$265	00206RJD5	$61,972,000	$61,972,000	—
20	6.150% Global Notes due 2034	AT&T Inc.(8)	$356	78387GAQ6	$100,563,000	$100,563,000	$454,000
21	6.000% Notes due 2034*	BellSouth, LLC(9)	$198	079860AK8	$6,786,000	$6,786,000	$55,000
22	6.100% Global Notes due 2040*	AT&T Inc.	$248	00206RJE3	$34,015,000	$34,015,000	—
23	6.250% Global Notes due 2041*	AT&T Inc.	$330	00206RJF0	$36,200,000	$36,200,000	$674,000
24	6.300% Global Notes due 2038	AT&T Inc.	$749	00206RAG7	$222,471,000	$222,471,000	$26,000
25	6.000% Global Notes due 2040	AT&T Inc.	$471	00206RDF6	$70,372,000	$70,372,000	$177,000

26	6.375% Global Notes due 2041	AT&T Inc.	$604	00206RDG4	$297,158,000	$297,158,000	$5,413,000
27	5.350% Global Notes due 2043*	AT&T Inc.	$191	00206RJJ2	$20,571,000	$20,571,000	$5,000
28	5.375% Global Notes due 2041*	AT&T Inc.	$187	00206RJG8	$46,796,000	$46,796,000	—
29	5.550% Global Notes due 2041	AT&T Inc.	$676	00206RBA9	$134,955,000	$134,955,000	$939,000
30	5.700% Global Notes due 2057	AT&T Inc.	$485	00206RDT6	$159,725,000	$159,725,000	$153,000
31	5.300% Global Notes due 2058	AT&T Inc.	$182	00206RFS6 / U04644CG0	$9,052,000	$9,052,000	—
32	5.350% Global Notes due 2040*	AT&T Inc.	$1,069	04650NAB0 / U9475PAA6	$416,207,000	$416,207,000	$39,270,000
33	5.650% Global Notes due 2047	AT&T Inc.	$959	00206RCU4	$153,235,000	$153,235,000	$451,000
34	5.450% Global Notes due 2047	AT&T Inc.	$749	00206RDS8	$217,999,000	$217,999,000	$520,000
35	5.150% Global Notes due 2042	AT&T Inc.	$590	00206RDH2	$271,674,000	$271,674,000	$10,627,000
36	4.850% Global Notes due 2045*	AT&T Inc.	$401	00206RJL7	$90,108,000	$90,108,000	$2,667,000
37	5.250% Global Notes due 2037	AT&T Inc.	$1,794	00206RDR0	$738,239,000	$738,239,000	$2,704,000
38	4.800% Global Notes due 2044	AT&T Inc.	$607	00206RCG5	$151,764,000	$151,764,000	$101,000
39	4.900% Global Notes due 2042*	AT&T Inc.	$394	00206RJH6	$259,862,000	$259,862,000	$935,000
40	5.150% Global Notes due 2050	AT&T Inc.	$941	00206RFU1	$353,396,000	$353,396,000	$5,985,000
41	5.150% Global Notes due 2046	AT&T Inc.	$743	00206RHA3 / 00206RFM9 / U04644BX4	$258,982,000	—	$1,009,000
42	4.650% Global Notes due 2044*	AT&T Inc.	$471	00206RJK9	$279,480,000	—	$119,000

43	4.900% Global Notes due 2037	AT&T Inc.	$683	00206RFW7	$544,102,000	—	$1,942,000
44	4.850% Global Notes due 2039	AT&T Inc.	$956	00206RHK1	$507,484,000	—	$200,000
45	4.550% Global Notes due 2049	AT&T Inc.	$931	00206RDM1 / 00206RDK5	$314,832,000	—	$965,000
46	4.750% Global Notes due 2046	AT&T Inc.	$1,872	00206RCQ3	$621,722,000	—	$727,000
47	4.350% Global Notes due 2045*	AT&T Inc.	$1,115	00206RBK7	$322,236,000	—	$840,000
48	4.500% Global Notes due 2048	AT&T Inc.	$1,734	00206RDL3 / 00206RDJ8	$469,133,000	—	$10,100,000
49	4.300% Global Notes due 2042*	AT&T Inc.	$1,297	00206RBH4	$337,783,000	—	$72,000
50	4.500% Global Notes due 2035	AT&T Inc.	$2,500	00206RCP5	$1,295,806,000	—	—
51	4.350% Global Notes due 2029	AT&T Inc.	$3,000	00206RHJ4	$1,732,283,000	—	$2,323,000
52	4.300% Global Notes due 2030	AT&T Inc.	$3,156	00206RES7 / 00206RGQ9 / U04644BC0	$1,721,797,000	—	$1,624,000
53	4.250% Global Notes due 2027	AT&T Inc.	$1,490	00206RDQ2	$564,985,000	—	$1,106,000
54	4.100% Global Notes due 2028	AT&T Inc.	$1,732	00206RGL0 / 00206RER9 / U04644BB2	$964,964,000	—	$323,000

(1)

The amounts exclude the principal amounts of Notes for which Holders have complied with certain procedures applicable to guaranteed delivery pursuant to the Guaranteed Delivery Procedures. Such amounts remain subject to the Guaranteed Delivery Procedures. Notes tendered pursuant to the Guaranteed Delivery Procedures are required to be tendered at or prior to 5:00 p.m., New York City time, on May 24, 2022.

(2)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(3)	The initial interest rate on the 8.750% Global Notes due 2031 was 8.250%.
(4)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(5)	The 7 1/8% Debentures due March 15, 2026 are unconditionally and irrevocably guaranteed by AT&T.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(7)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(8)	AT&T Inc. was formerly known as SBC Communications Inc.
(9)	The 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
*

Denotes a series of Notes with minimum authorized denominations of $1,000. All other series of Notes have a minimum authorized denomination of $2,000. Each series of Notes has an integral multiple in excess of the minimum authorized denomination of $1,000.

+

Denotes a series of Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depositary Trust Company (“DTC”). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying Letter of Transmittal. With respect to the Certificated Notes, all references to the Offer to Purchase herein shall also include the Letter of Transmittal.

For Holders who delivered a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the applicable Tender Offer Documents, the deadline to validly tender Notes using the Guaranteed Delivery Procedures will be 5:00 p.m. (New York City time) on May 24, 2022.

Upon the terms and subject to the conditions set forth in the applicable Tender Offer Documents, Holders whose Notes have been accepted for purchase in the Higher Coupon Offers will receive the applicable Total Consideration (the “Higher Coupon Total Consideration”) for each $1,000 principal amount of such Notes in cash on the Settlement Date. In addition to the Higher Coupon Total Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the Accrued Coupon Payment, representing accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Notes accepted in the Higher Coupon Offers, including those tendered through the Guaranteed Delivery Procedures.

DISCOUNT OFFERS

According to information provided by Global Bondholder Services Corporation, $11,608,697,000 combined aggregate principal amount of the applicable Notes were validly tendered in connection with the Discount Offers prior to or at the Expiration Date and not validly withdrawn. In addition, $194,594,000 combined aggregate principal amount of the applicable Notes were tendered pursuant to the Guaranteed Delivery Procedures (as defined in the Discount Offer to Purchase) and remain subject to the Holders’ performance of the delivery requirements under such procedures. The table below provides certain information about the Discount Offers, including the aggregate principal amount of each series of Notes validly tendered and not validly withdrawn prior to the Expiration Date and the aggregate principal amount of Notes reflected in Notices of Guaranteed Delivery delivered at or prior to the Expiration Date.

Overall, AT&T plans to accept for purchase $3,966,253,000 combined aggregate principal amount of Notes under the Discount Offers (excluding Notes delivered pursuant to the Guaranteed Delivery Procedures). The Maximum Purchase Condition (after giving effect to the increase described above) has been satisfied with respect to the Discount Offers in respect of the series of Notes with Acceptance Priority Levels of 1-3. Accordingly, AT&T plans to accept for purchase all Notes of those series that have been validly tendered and not validly withdrawn at or prior to the Expiration Date. AT&T will not accept any Notes with Acceptance Priority Levels 4-9 (as indicated in the table below) and will promptly return all validly tendered Notes of such series to the respective tendering Holders.

Acceptance Priority Level	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Principal Amount Tendered(1)	Aggregate Principal Amount Validly Tendered as of the Expiration Date that AT&T Plans to Accept(1)	Principal Amount Reflected in Notices of Guaranteed Delivery
1	3.500% Global Notes due 2061	AT&T Inc.	$1,500	00206RKF8	$851,575,000	$851,575,000	$9,322,000
2	3.300% Global Notes due 2052	AT&T Inc.	$2,250	00206RKE1	$1,264,677,000	$1,264,677,000	$70,180,000
3	3.100% Global Notes due 2043	AT&T Inc.	$2,500	00206RKD3	$1,850,001,000	$1,850,001,000	$19,455,000
4	3.850% Global Notes due 2060	AT&T Inc.	$1,500	00206RKB7	$923,482,000	—	$5,596,000
5	3.650% Global Notes due 2051	AT&T Inc.	$3,000	00206RKA9	$1,561,738,000	—	$37,106,000
6	3.500% Global Notes due 2041	AT&T Inc.	$2,500	00206RJZ6	$1,715,917,000	—	$6,286,000
7	2.250% Global Notes due 2032	AT&T Inc.	$2,500	00206RKH4	$1,271,682,000	—	$33,204,000
8	1.650% Global Notes due 2028	AT&T Inc.	$2,250	00206RKG6	$939,303,000	—	$7,702,000
9	2.300% Global Notes due 2027	AT&T Inc.	$2,500	00206RJX1	$1,230,322,000	—	$5,743,000

(1)

The amounts exclude the principal amounts of Notes for which Holders have complied with certain procedures applicable to guaranteed delivery pursuant to the Guaranteed Delivery Procedures. Such amounts remain subject to the Guaranteed Delivery Procedures. Notes tendered pursuant to the Guaranteed Delivery Procedures are required to be tendered at or prior to 5:00 p.m., New York City time, on May 24, 2022.

For Holders who delivered a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the applicable Tender Offer Documents, the deadline to validly tender Notes using the Guaranteed Delivery Procedures will be 5:00 p.m. (New York City time) on May 24, 2022.

Upon the terms and subject to the conditions set forth in the applicable Tender Offer Documents, Holders whose Notes have been accepted for purchase in the Discount Offers will receive the applicable Total Consideration (the “Discount Offers Total Consideration”) for each $1,000 principal amount of such Notes in cash on the Settlement Date. In addition to the Discount Offers Total Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the Accrued Coupon Payment, representing accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Notes accepted in the Discount Offers, including those tendered through the Guaranteed Delivery Procedures.

###

Deutsche Bank Securities Inc., TD Securities, Goldman Sachs & Co. LLC and Citigroup are acting as the Joint-Lead Dealer Managers for the tender offers. For additional information regarding the terms of the offers, please contact Deutsche Bank Securities Inc. at (866) 627- 0391 (toll free) or (212) 250-2955 (collect), TD Securities at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357- 1452 (collect) or Citigroup at (800) 558-3745 (toll free) or (212) 723-6106 (collect). Global Bondholder Services Corporation is acting as the tender agent and information agent for the tender offers. Questions or requests for assistance related to the tender offers or for additional copies of the Offers to Purchase, the Letter of Transmittal or related Notices of Guaranteed Delivery may be directed to Global Bondholder Services Corporation at (855) 654-2014 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offers. The Offers to Purchase, the Letter of Transmittal and the Notices of Guaranteed Delivery can be accessed at the following link: https://gbsc-usa.com/registration/att.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The tender offers described herein were made solely by the applicable Offer to Purchase, the Letter of Transmittal and any related Notice of Guaranteed Delivery and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the applicable Offer to Purchase or any other offer materials relating to the tender offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the Offers to Purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (such persons together being “relevant persons”). This press release and the Offers to Purchase are only available to relevant persons and the transactions contemplated herein will be available only to, or engaged in only with relevant persons, and must not be relied or acted upon by persons other than relevant persons.

###

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offers to Purchase related to the tender offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.